UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2005

Mirant Americas Generation, LLC

(Exact name of registrant as specified in charter)

Delaware	N/A	51-0390520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (678) 579-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Mirant Corporation, the ultimate parent company of Mirant Americas Generation, LLC, announced that it has reached an agreement with a number of the key constituencies in its chapter 11 case regarding the terms upon which it will emerge from chapter 11 protection. The deal sets forth the modifications that Mirant will make to the pending plan of reorganization that it filed in March of this year and the terms on which the constituencies will support and recommend the amended plan’s confirmation.

The press release announcing the agreement is attached hereto as Exhibit 99.1.

The term sheet dated September 7, 2005 summarizing the agreement is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit Name
99.1	Mirant Corporation press release dated September 7, 2005
99.2	Term sheet dated September 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 8, 2005

Mirant Corporation

/s/ Dan Streek
Dan Streek
Vice President and Controller
(Principal Accounting Officer)